SECURITIES AND EXHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OF 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported) August 16, 1999
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                          Wavetech International, Inc.
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             (Exact Name of Registrant as Specified in its Charter)



           Nevada                      001-15482                86-0916826
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(State or Other Jurisdiction   (Commission File Number)       (IRS Employer
      of Incorporation)                                   Identification Number)



            5210 E. Williams Circle, Suite 200 Tucson, Arizona 85711
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               (Address of Principal Executive Offices) (Zip Code)



Registrant's telephone number, including area code (520) 750-9093
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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

     On August 16, 1999 Wavetech International, Inc. ("Wavetech" or the "Company") appointed Ernst & Young LLP ("E&Y") as their independent auditors. The Company's former auditors, Addison, Roberts & Ludwig, P.C. ("AR&L") declined to stand for reelection as the Company's independent auditors due to the firm's cessation of audit and accounting services and the withdrawal of all the firm's partners. E&Y will perform the audit for the Company's fiscal year ending August 31, 1999.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

       (c)  Exhibits:

            Exhibits                         Title

              99          Press release, issued by Wavetech International, Inc.
                          dated August 17, 1999


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
                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               WAVETECH INTERNATIONAL, INC.


                               By: /s/ Gerald I. Quinn
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                                        Gerald I. Quinn
                                        Chief Executive Officer


Date: August 17, 1999


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